SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 19, 1997


                                 ARTISOFT, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      000 - 19462                                       86-0446453
(Commission File Number)                    (I.R.S. Employer Identification No.)


               2202 North Forbes Boulevard, Tucson, Arizona 85745
               (Address of Principal Executive Offices) (Zip Code)


                                 (520) 670-7100
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




                   This EDGAR filed document contains 5 pages.
                                                     ---

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On September 12, 1997, the Registrant issued a press release announcing the resignation of William C. Keiper as Chairman and a member of the Company's Board of Directors effective September 12, 1997 and as Chief Executive Officer effective September 30, 1997. T. Paul Thomas, President and Chief Operating Officer, has been appointed as a director. In addition, Jerry E. Goldress, a current member of the Company's Board of Directors, has been elected Chairman. The press release is being filed as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

                  1.   Registrant's Press Release dated September 12, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 19, 1997




ARTISOFT, INC.




By    /s/ Ernest E. East
  --------------------------------------
      Ernest E. East
      Vice President, General Counsel
      and Corporate Secretary